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                                                                   EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts," under the caption "Summary Combined Historical and Pro Forma Financial Information" and to the use of our report dated March 8, 1996, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-06027) and related Prospectus of Signature Resorts, Inc. dated August 8, 1996.

                                          Ernst & Young LLP

Los Angeles, California

August 7, 1996